UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 15, 2014

BREEZER VENTURES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-129229	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3943 Irvine Blvd. Unit 535 Irvine, CA 92602	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-419-6588

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 15, 2014, the Registrant entered into a buy-out agreement with Firecreek Global, Inc. (“Global”) and Catalyst Capital Group, Inc. (“Catalyst Capital”) regarding the sale of all of the interests of Elma Jackson Oil & Gas Lease (the “O&G Lease”) in Callahan County, Texas. Pursuant to the terms of the agreement, the Registrant will sell all of their interests in the O&G lease and receive an aggregate sum of $95,000 for the payment from Global. The closing is expected to occur within the first week of November 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2014

/s/ Tang Xu

Name: Tang Xu

Title: Director, Principal Executive Officer Principal Financial Officer and Principal Accounting Officer